FNF Group Reports First Quarter 2016 Adjusted EPS of $0.33, Adjusted Pre-Tax Title Margin of 9.8%, BKFS Revenue Growth of 6% and BKFS Adjusted EBITDA Margin of 45.1%

Jacksonville, Fla. - (April 27, 2016) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three-month period ended March 31, 2016.

•	Total revenue of approximately $1.7 billion in the first quarter versus $1.6 billion in the first quarter of 2015

•	Adjusted first quarter net earnings of $94 million versus adjusted net earnings of $106 million for the first quarter of 2015

•	Adjusted first quarter diluted EPS of $0.33 versus adjusted diluted EPS of $0.37 in the first quarter of 2015

•	First quarter free cash flow provided of $35 million versus $2 million provided in the first quarter of 2015

•	Repurchased 1.9 million shares of FNF common stock for approximately $62 million in the first quarter
Title

•
Approximately $1.4 billion in total revenue, adjusted pre-tax earnings of $142 million and adjusted pre-tax title margin of 9.8% for the first quarter versus approximately $1.3 billion in total revenue, adjusted pre-tax earnings of $141 million and an adjusted pre-tax title margin of 10.5% in the first quarter of 2015

•	Adjusted pre-tax title margin of 9.8% was a 70 basis point decline from the first quarter 2015 adjusted pre-tax title margin of 10.5%

•
ServiceLink generated $195 million in revenue, adjusted EBITDA of $18 million, an adjusted EBITDA margin of 9%, adjusted pre-tax earnings of $14 million and an adjusted pre-tax margin of 7% for the first quarter

•	Open orders per day of 8,339 for the first quarter versus 9,475 open orders per day for the first quarter of 2015

•	Closed orders per day of 5,194 for the first quarter versus 5,656 closed orders per day for the first quarter of 2015

•
First quarter purchase orders opened and closed increased by 5% and 9%, respectively, versus the first quarter of 2015; for FNTG only (excluding ServiceLink), purchase orders opened and closed increased by 6% and 10%, respectively versus the first quarter of 2015

•
Total commercial revenue of $211 million, a 1% increase over total commercial revenue in the first quarter of 2015, driven by a 4% increase in closed orders and a 1% decrease in total commercial fee per file; first quarter total commercial open orders increased by 1%; first quarter national commercial title revenue of $121 million, a 2% increase from the first quarter of 2015, driven by a 7% improvement in the national commercial fee per file and a 5% decrease in closed orders; first quarter national commercial open orders declined by 5%

•	Overall first quarter average fee per file of $2,032, an 11% increase versus the first quarter of 2015

•	Title claims paid of $40 million, a decrease of $20 million, or 33%, from the first quarter of 2015

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2016	139,000	57%	94,000	55%
February 2016	182,000	52%	99,000	55%
March 2016	196,000	57%	129,000	53%

First Quarter 2016	517,000	55%	322,000	55%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2015	190,000	42%	94,000	50%
February 2015	187,000	46%	110,000	44%
March 2015	201,000	52%	141,000	46%

First Quarter 2015	578,000	47%	345,000	46%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
First Quarter 2016 - Total Commercial	48,500	30,700	$211	$6,900
First Quarter 2015 - Total Commercial	47,800	29,600	$208	$7,000

First Quarter 2016 - National Commercial	19,300	10,600	$121	$11,400
First Quarter 2015 - National Commercial	20,400	11,100	$119	$10,700

BKFS

•	Revenue of $242 million, led by Servicing Technology revenue of approximately $164 million

•	Revenue growth of 6% for the first quarter compared to the first quarter of 2015, led by strong growth in Origination Technology and Servicing Technology

•	Adjusted EBITDA of $107 million, an $11 million increase, or 11%, over the first quarter of 2015 and an adjusted EBITDA margin of 45.1%

“This quarter was a solid start to what we expect to be another successful year for FNF, as we generated a 9.8% pre-tax title margin in the first quarter," said Chairman William P. Foley, II. "Given the normal slow first quarter seasonal pattern, a nearly 10% pre-tax title margin is a strong historical first quarter performance. TRID implementation has had a negative impact on our closing efficiency ratio as we continue to carry higher than normal headcount to help our customers navigate the new closing process. With a current backdrop of mid-single digit growth in the purchase market, an apparently softening refinance market and a relatively flat, although still very strong, commercial market, we are targeting a 15% pre-tax title margin in the second quarter.

“Black Knight continued its strong financial performance this quarter, generating 6% revenue growth, $107 million in adjusted EBITDA and a 45.1% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth approximately $2.5 billion, or more than $9 per FNF share, and we continue to believe that Black Knight will generate long-term value for FNF shareholders."

Conference Call
We will host a call with investors and analysts to discuss first quarter 2016 FNF Group results on Thursday, April 28, 2016, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on April 28, 2016, through May 5, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 391052.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Fleetcor

Technologies, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2016
Direct title premiums	$422	$422	$—	$—
Agency title premiums	530	530	—	—
Escrow, title related and other fees (1)	741	466	242	33
Total title and escrow	1,693	1,418	242	33

Interest and investment income	29	29	—	—
Realized gains and losses, net	(3)	—	—	(3)
Total revenue	1,719	1,447	242	30

Personnel costs	614	506	96	12
Agent commissions	402	402	—	—
Other operating expenses	405	331	41	33
Depreciation and amortization	85	35	48	2
Claim loss expense	52	52	—	—
Interest expense	31	—	16	15
Total expenses	1,589	1,326	201	62

Pre-tax earnings (loss) from continuing operations	$130	$121	$41	$(32)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$3	$—	$—	$3
Deferred revenue add back and management fee	2	—	2	—
Purchase price amortization	41	21	20	—
Total non-GAAP adjustments before taxes	$46	$21	$22	$3

Adjusted pre-tax earnings (loss) from continuing ops.	$176	$142	$63	$(29)
Adjusted pre-tax margin from continuing operations	10.2%	9.8%	25.8%	—

Purchase price amortization	(41)	(21)	(20)	—
Depreciation and amortization	85	35	48	2
Interest expense	31	—	16	15

Adjusted EBITDA	$251	$156	$107	$(12)
Adjusted EBITDA margin	14.6%	10.8%	45.1%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax loss	$(3)
Depreciation and amortization	21
ServiceLink EBITDA	18

ServiceLink pre-tax loss	$(3)
Purchase price amortization	17
ServiceLink adjusted pre-tax earnings	$14

1.	BKFS also reported adjusted revenue of $244 million, which includes $2 million of deferred revenue

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2016
Pre-tax earnings (loss) from continuing operations	$130	$121	$41	$(32)
Income tax expense (benefit)	50	45	14	(9)
Earnings from equity investments	3	3	—	—
Non-controlling interests	10	(2)	12	—

Net earnings (loss) attributable to FNF Group common shareholders	$73	$81	$15	$(23)

EPS attributable to FNF Group common shareholders - basic	$0.27	$0.30	$0.05	$(0.08)
EPS attributable to FNF Group common shareholders - diluted	$0.26	$0.29	$0.05	$(0.08)

FNF Group weighted average shares - basic	274
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$73	$81	$15	$(23)

Total non-GAAP, pre-tax adjustments	46	21	22	3
Noncontrolling interest on non-GAAP adjustments	(10)	(4)	(6)	—
Income taxes on non-GAAP adjustments	(15)	(6)	(8)	(1)
Total non-GAAP adjustments	21	11	8	2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$94	$92	$23	$(21)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.33	$0.33	$0.08	$(0.08)

Direct orders opened (000's)	517	517
Direct orders closed (000's)	322	322
Fee per file	$2,032	$2,032
Actual title claims paid	$40	$40

Cash flows provided by operations:	$73

Capital expenditures	38
Free cash flow	$35

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2015
Direct title premiums	$417	$417	$—	$—
Agency title premiums	441	441	—	—
Escrow, title related and other fees	695	450	227	18
Total title and escrow	1,553	1,308	227	18

Interest and investment income	30	30	—	—
Realized gains and losses, net	—	—	—	—
Total revenue	1,583	1,338	227	18

Personnel costs	585	480	97	8
Agent commissions	333	333	—	—
Other operating expenses	372	317	37	18
Depreciation and amortization	83	37	45	1
Claim loss expense	51	51	—	—
Interest expense	29	—	8	21
Total expenses	1,453	1,218	187	48

Pre-tax earnings (loss) from continuing operations	$130	$120	$40	$(30)

Non-GAAP adjustments before taxes
Deferred revenue add back	2	—	2	—
Management fee	1	—	1	—
Purchase price amortization	43	21	21	1
Total non-GAAP adjustments before taxes	$46	$21	$24	$1

Adjusted pre-tax earnings (loss) from continuing operations	$176	$141	$64	$(29)
Adjusted pre-tax margin from continuing operations	11.1%	10.5%	27.9%	—

Purchase price amortization	(43)	(21)	(21)	(1)
Depreciation and amortization	83	37	45	1
Interest expense	29	—	8	21

Adjusted EBITDA	$245	$157	$96	$(8)
Adjusted EBITDA margin	15.5%	11.7%	41.9%	—

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2015
Pre-tax earnings (loss) from continuing operations	$130	$120	$40	$(30)

Income tax expense	47	43	—	4
Earnings from equity investments	2	2	—	—
Non-controlling interests	(1)	(5)	5	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$86	$84	$35	$(33)

EPS attributable to FNF Group common shareholders - basic	$0.31	$0.30	$0.13	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.30	$0.30	$0.12	$(0.12)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	288

Net earnings (loss) attributable to FNF Group common shareholders	$86	$84	$35	$(33)

Total non-GAAP, pre-tax adjustments	46	21	24	1
Income taxes on non-GAAP adjustments	(12)	(6)	(6)	—
Noncontrolling interest on non-GAAP adjustments	(14)	(6)	(8)	—
Total non-GAAP adjustments	20	9	10	1

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$106	$93	$45	$(32)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.37	$0.32	$0.16	$(0.11)

Direct orders opened (000's)	578	578
Direct orders closed (000's)	345	345
Fee per file	$1,833	$1,833
Actual title claims paid	$60	$60

Cash flows provided by operations:	$35
Non-GAAP adjustments:
THL Management Fee	1
Total non-GAAP adjustments	1

Adjusted cash flows from operations	36
Capital expenditures	34
Free cash flow	$2

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Quarterly Open Orders ('000's except % data)
Total open orders*	517	441	514	560	578	452	481	514
Total open orders per day*	8.3	7.0	8.0	8.8	9.5	7.1	7.5	8.0
Purchase % of open orders	55%	55%	58%	57%	47%	52%	60%	60%
Refinance % of open orders	45%	45%	42%	43%	53%	48%	40%	40%
Total closed orders*	322	341	378	408	345	334	348	342
Total closed orders per day*	5.2	5.4	5.9	6.4	5.7	5.3	5.4	5.3
Purchase % of closed orders	55%	58%	60%	54%	46%	57%	62%	61%
Refinance % of closed orders	45%	42%	40%	46%	54%	43%	38%	39%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$211	$303	$258	$258	$208	$274	$225	$183
Total commercial open orders**	48.5	46.3	50.3	50.8	47.8	—	—	—
Total commercial closed orders**	30.7	36.3	33.0	32.4	29.6	—	—	—

National commercial revenue	$121	$183	$146	$150	$119	$166	$136	$115
National commercial open orders	19.3	18.1	21.0	21.2	20.4	18.1	21.4	22.2
National commercial closed orders	10.6	13.4	12.2	12.5	11.1	12.7	12.8	11.8

Total Fee Per File
Fee per file	$2,032	$2,272	$2,133	$2,026	$1,833	$2,131	$2,066	$1,982
Residential and local commercial fee per file	$1,713	$1,806	$1,805	$1,711	$1,538	$1,699	$1,739	$1,750
Residential fee per file	$1,522	$1,548	$1,589	$1,514	1,346	—	—	—
Total commercial fee per file**	$6,900	$8,300	$7,800	$8,000	7,000	—	—	—
National commercial fee per file	$11,400	$13,600	$12,000	$12,000	$10,700	$13,100	$10,600	$9,800

Total Staffing
Total field operations employees	10,900	10,700	11,000	10,900	10,400	9,900	10,200	10,200

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	429	360	422	458	456	354	385	403
Total open orders per day*	6.9	5.7	6.6	7.2	7.5	5.6	6.0	6.3
Purchase % of open orders	61%	62%	65%	65%	54%	60%	69%	71%
Refinance % of open orders	39%	38%	35%	35%	46%	40%	31%	29%
Total closed orders*	265	285	314	334	277	273	282	272
Total closed orders per day*	4.3	4.5	4.9	5.2	4.5	4.3	4.4	4.3
Purchase % of closed orders	60%	63%	66%	61%	52%	63%	70%	71%
Refinance % of closed orders	40%	37%	34%	39%	48%	37%	30%	29%
Fee per file	$2,261	$2,521	$2,364	$2,264	$2,055	$2,382	$2,306	$2,227
Total title field operations employees	9,700	9,500	9,700	9,600	9,100	8,700	8,900	8,700

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	87	81	92	102	122	98	96	111
Total open orders per day*	1.4	1.3	1.4	1.6	2.0	1.6	1.5	1.7
Purchase % of open orders	24%	22%	23%	22%	17%	23%	23%	20%
Refinance % of open orders	76%	78%	77%	78%	83%	77%	77%	80%
Total closed orders	57	56	64	74	68	61	66	70
Total closed orders per day*	0.9	0.9	1.0	1.2	1.1	1.0	1.0	1.1
Purchase % of closed orders	28%	31%	26%	21%	22%	26%	24%	18%
Refinance % of closed orders	72%	69%	74%	79%	78%	74%	76%	82%
Fee per file	$972	$1,003	$987	$958	$921	$1,027	$1,052	$1,038
Total ServiceLink operating employees	1,200	1,200	1,300	1,300	1,300	1,200	1,300	1,500
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group March 31, 2016	FNF Group December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,957	$4,898
Goodwill	4,579	4,572
Title plant	395	395
Total assets	12,533	12,502
Notes payable	2,535	2,593
Reserve for title claim losses	1,595	1,583
Secured trust deposits	840	701
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	732	720
Total equity and redeemable non-controlling interests	5,852	5,849
Total equity attributable to common shareholders	4,776	4,785

	FNF Group March 31, 2016	FNFV March 31, 2016	Consolidated March 31, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,957	$701	$5,658	$5,633
Goodwill	4,579	187	4,766	4,760
Title plant	395	—	395	395
Total assets	12,533	1,410	13,943	13,931
Notes payable	2,535	207	2,742	2,793
Reserve for title claim losses	1,595	—	1,595	1,583
Secured trust deposits	840	—	840	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	732	116	848	834
Total equity and redeemable non-controlling interests	5,852	1,067	6,919	6,932
Total equity attributable to common shareholders	4,776	951	5,727	5,754

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2016
	Consolidated	Core	FNFV
Direct title premiums	$422	$422	$—
Agency title premiums	530	530	—
Total title premiums	952	952	—
Escrow, title-related and other fees	779	741	38
Total title and escrow and other	1,731	1,693	38

Restaurant revenue	293	—	293
Interest and investment income	30	29	1
Realized gains and losses, net	(6)	(3)	(3)
Total revenue	2,048	1,719	329

Personnel costs	652	614	38
Other operating expenses	432	405	27
Cost of restaurant revenue	245	—	245
Agent commissions	402	402	—
Depreciation and amortization	100	85	15
Title claim loss expense	52	52	—
Interest expense	34	31	3
Total expenses	1,917	1,589	328

Earnings from continuing operations before taxes	131	130	1
Income tax expense (benefit)	49	50	(1)
Earnings from continuing operations before equity investments	82	80	2
Earnings (loss) from equity investments	2	3	(1)
Net earnings	84	83	1
Non-controlling interests	10	10	—
Net earnings attributable to common shareholders	$74	$73	$1

Cash flows provided by operations	92	73	19

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2015
	Consolidated	Core	FNFV
Direct title premiums	$417	$417	$—
Agency title premiums	441	441	—
Total title premiums	858	858	—
Escrow, title-related and other fees	808	695	113
Total title and escrow and other	1,666	1,553	113

Restaurant revenue	364	—	364
Interest and investment income	31	30	1
Realized gains and losses, net	—	—	—
Total revenue	2,061	1,583	478

Personnel costs	623	585	38
Other operating expenses	466	372	94
Cost of restaurant revenue	306	—	306
Agent commissions	333	333	—
Depreciation and amortization	100	83	17
Title claim loss expense	51	51	—
Interest expense	31	29	2
Total expenses	1,910	1,453	457

Earnings from continuing operations before taxes	151	130	21
Income tax expense	50	47	3
Earnings from continuing operations before equity investments	101	83	18
(Loss) earnings from equity investments	(1)	2	(3)
Net earnings	100	85	15
Non-controlling interests	14	(1)	15
Net earnings attributable to common shareholders	$86	$86	$—

Cash flows provided by operations	42	35	7

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